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                        LITHIUM TECHNOLOGY CORPORATION

                     NON-QUALIFIED STOCK OPTION AGREEMENT
          [FOR GRANTS TO NON-EMPLOYEES - DIRECTORS AND CONSULTANTS]


         LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), hereby grants to _______ (the "Optionee"), a Non-Qualified Stock Option (the "Option") to purchase a total of _______ shares of the Company's Common Stock, at the price set forth herein, and subject to the terms, definitions and provisions of the 2002 Stock Incentive Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

         1. NATURE OF THE OPTIONS. The Option is a non-qualified stock option. The shares underlying the Option are hereinafter referred to as the "Shares".

         2. EXERCISE PRICE. The exercise price of the Option is $ per share for each share subject to the Option.

         3. TERMS OF OPTIONS. Subject to provisions contained elsewhere in this Agreement, the Option may be exercised cumulatively as set forth below after the vesting date set forth below, until the day preceding the tenth anniversary of the date hereof (the "Termination Date"):

                  VESTING DATE                                NUMBER OF OPTIONS






         4. ADMINISTRATION. The Plan is administered by a committee of the Board (the "Committee" as defined in the Plan). All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of this Option and of the Plan, shall be conclusive and binding on the Optionee and any parties claiming through the Optionee.

         5. EXERCISE. The right of the Optionee to purchase Shares hereunder, subject to any installment requirements set forth above, may be exercised in whole or in part at any time after the accrual of such respective installment and prior to the Termination Date, except as otherwise provided herein. The Option may not be exercised for a fraction of a share. Notwithstanding the foregoing, the Optionee's right to exercise the Option shall be subject to Shareholder approval of the plan, and shall be limited by the number of shares of Company Common Stock available for issuance pursuant to Awards granted under the Plan.

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         6.       NOTICE OF EXERCISE. The Option shall be exercisable by
written notice (the "Notice") which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment in full of the exercise price in cash, or in any other manner approved by the Committee, including payment by surrender of shares of Common Stock of the Company at their fair market value on the date of delivery.

         7. DELIVERY OF CERTIFICATES. As soon as practicable after receipt of the Notice and payment, and subject to the next two paragraphs, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased. Such delivery shall be made (a) at the offices of the Company at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, (b) at such other place as may be mutually acceptable to the Company and the Optionee, or (c) by certified mail addressed to the Optionee at the Optionee's address shown in the records of the Company.

         8. WITHHOLDING. The Company shall have the right to withhold an appropriate number of shares of Common Stock (based on the fair market value thereof on the date of exercise) for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations.

         9. COMPLIANCE WITH LAWS. The Company may postpone the time of delivery of certificate(s) for shares of Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any securities exchange upon which the Common Stock may be listed, or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or any applicable state laws relating to the authorization, issuance or sale of securities.

         10. DEATH OF OPTIONEE. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. In the event of the death of Optionee during the term of the Option, the Option may be exercised, at any time within thirty-six (36) months unless otherwise provided in an agreement with the Company following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that had accrued at the date of death. If Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise such portion of Optionee's Option which has vested and which the Optionee was entitled to exercise in the time specified herein, the Option shall terminate.

         11. FAILURE TO PAY. If, upon tender of delivery thereof, the Optionee fails to accept delivery of and pay or have paid for all or any part of the number of shares of Common Stock specified in the Notice, the Optionee's right to exercise this Option with respect to such undelivered and unpaid for shares may be terminated by the Company.

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         12.      RESTRICTIONS ON TRANSFER OF SHARES UNDERLYING OPTIONS.

         The issuance of the Shares subject hereto and upon the exercise of the Option and the transfer or resale of such Shares shall be subject to such restrictions as are, in the opinion of the Company's counsel, required to comply with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the certificate(s) representing such shares shall, if it is deemed advisable by the Company's counsel, bear a legend to such effect.

         13. NO RIGHTS OF SHAREHOLDER. Neither the Optionee nor any person or persons entitled to exercise the Optionee's rights under this Option in accordance herewith shall have any rights to dividends or to Common Stock subject to this Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of this Option as provided herein.

         14.      TERMINATION OF ASSOCIATION.

         (a) If Optionee's association with the Company or its direct or indirect subsidiaries terminates for any reason other than by reason of death or disability or "for cause" as defined in Paragraph 14 (b) below, all currently exercisable installments of this Option shall remain exercisable for a period of sixty (60) months unless otherwise provided in an agreement with the Company from the date of termination and, to the extent not exercised, shall terminate. All other non-vested installments of this Option shall immediately and automatically terminate.

         (b) If Optionee's association with the Company or its direct or indirect subsidiaries terminates by virtue of a termination for cause (as defined in Optionee's Consulting Agreement, if applicable or as set forth below), the Committee shall have the right to terminate the Option, upon the date of termination of association, whether vested or not, in their sole discretion, without prior notice to Optionee. If Optionee is not affiliated with the Company pursuant to a Consulting Agreement as of the date of termination, cause shall mean the substantial breach or continuous neglect by Optionee of his obligations, or willful misconduct by Optionee in the performance of such obligations which occurs or persists after notice and an opportunity to cure.

         15. DISABILITY OF OPTIONEE. If Optionee is unable to continue his association with the Company as a result of his disability (as such condition is defined in the Plan) Optionee may, but only within thirty-six
(36) unless otherwise provided in an agreement with the Company from the date of disability, exercise such portion of the Option which has vested to the extent he was entitled to exercise it at the date of such disability, and such portion of the Option which has not vested shall terminate. If Optionee does not exercise such portion of the Option which has vested and which Optionee was entitled to exercise within the time specified herein, the Option shall terminate.

         16. NON-DILUTION. In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee may adjust proportionally (a) the number of shares of Stock (i) available for issuance under the Plan and (ii) covered by outstanding Awards denominated in stock or units of stock; (b) the exercise and grant prices dated to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards as the Committee in its sole discretion may in good faith determine to be equitably required in order prevent dilution or

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enlargement of the rights of Participants. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in the number of Shares specified in Section 3 of the Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any such transaction or event. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected Awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. Upon the occurrence of a "change in control", as defined in the Plan, of the Company, each Option shall at the discretion of the Committee either be cancelled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the exercise price for such Option, or be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and all restricted shares of Stock and all SARs shall become nonforfeitable and be immediately transferable or payable, as the case may be, subject however to Paragraph 9(b) of the Plan. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation not constituting a change in control, the Committee may terminate this Option, authorize the assumption of this Option or substitute a new stock option for this Option, whether or not in a transaction to which Section 424(a) of the Internal Revenue Code applies. The judgment of the Committee with respect to any matter referred to in this paragraph shall be conclusive and binding upon the Optionee and any parties claiming through the Optionee.

         17. REGISTRATION ON FORM S-8. The Company hereby agrees that in the event that during the term Options are exercisable, the Company causes to be filed with the Securities and Exchange Commission a registration statement on Form S-8 (or equivalent form as may be in effect at such time) the Optionee may include in such registration statement all shares underlying options granted to Optionee under the Plan. The Company covenants that it will keep such registration statement current and effective while the Optionee or his guardian or estate has the right to exercise any of the options granted hereunder. The Company also hereby agrees that in the event that during the term the Company causes to be filed with the Securities and Exchange Commission a registration statement on a form other than Form S-8, Optionee shall have "piggyback" registration rights to include in such registration statement all the options and shares underlying options granted to Optionee under the Plan, subject to a reasonable cutback in the inclusion of such options and shares if the Board or the Company's underwriter determines that such cutback is necessary to prevent an adverse effect on the Company's offering.

         18. NOTICES. Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at its offices at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, attention of the Committee, c/o the Company's Secretary. All notices to the Optionee or other person or persons then entitled to exercise any rights with respect to this Option shall be addressed to the Optionee or such other person or persons at the Optionee's address shown in the records of the Company or the location at which the Optionee is employed by the Company. Anyone to whom a notice may be given under this Option may designate a new address by notice to that effect.

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         19.      GOVERNING LAW. This Option and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended from time to time, or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

         IN WITNESS WHEREOF, LITHIUM TECHNOLOGY CORPORATION has caused this Option to be executed by its officers as of the ___ day of ________.


                                             LITHIUM TECHNOLOGY CORPORATION


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

ACCEPTED AND AGREED:


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